                                                                   Exhibit 13(b)

LLANY-VA III (SEC, subacct inception date)

====================================================================================================================================
                                                            One Quarter
------------------------------------------------------------------------------------------------------------------------------------
                      Small Cap       Index     Growth II     Balanced     Growth I    Asst. Mgr.    Equity Income       Soc. Resp.
------------------------------------------------------------------------------------------------------------------------------------
Fund Value              $942.15
Fee                       $0.37
------------------------------------------------------------------------------------------------------------------------------------
Surr Charge              $56.51
Final Value             $885.27
Cumulative Return      -11.473%
Annualized Return      -38.580%
------------------------------------------------------------------------------------------------------------------------------------

Calculation of Previous Quarter's Return

Final Value Quarter One = 1,000 * (31-Dec-97 Unit Value/30-Sep-97 Unit Value) - Annual Fee - Surrender Charge
Cumulative Return = Final Value Quarter One/1,000 - 1
Annualized Return = (Final Value Quarter One/1,000) * 4 - 1

------------------------------------------------------------------------------------------------------------------------------------
Date                  Small Cap       Index     Growth II     Balanced     Growth I    Asst. Mgr.    Equity Income       Soc. Resp.
------------------------------------------------------------------------------------------------------------------------------------
         09/30/97    18.714800
------------------------------------------------------------------------------------------------------------------------------------
         12/31/97    17.632200
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================

====================================================================================================================================
Separate Account L - Standardized Lifetime Returns
                                                              Lifetime
------------------------------------------------------------------------------------------------------------------------------------
                      Small Cap       Index     Growth II     Balanced     Growth I    Asst. Mgr.    Equity Income       Soc. Resp.
------------------------------------------------------------------------------------------------------------------------------------
One Year Prior       $1,127.98
                     ---------------------------------------------------------------------------------------------------------------
Fee                      $0.36
                     ---------------------------------------------------------------------------------------------------------------
Period (Years)            0.92
------------------------------------------------------------------------------------------------------------------------------------
Surr Charge             $67.66
                     ---------------------------------------------------------------------------------------------------------------
Final Value          $1,059.96
                     ---------------------------------------------------------------------------------------------------------------
Cumulative Return       5.996%
                     ---------------------------------------------------------------------------------------------------------------
Annualized Return       6.571%
------------------------------------------------------------------------------------------------------------------------------------

Calculation of Lifetime Return

Final Value Year One = 1,000 * (31-Dec-97 Unit Value/31-Jan-97 Unit Value) - Annual Fee Year One - Surrender Charge
Cumulative Return = Final Value for Last Year/1,000  -  1
Annualized Return = (Final Value for Last Year/1,000) * (1/Period) -  1

------------------------------------------------------------------------------------------------------------------------------------
Date                         Small Cap     Index    Growth II   Balanced    Growth I    Asst. Mgr.    Equity Income       Soc. Resp.
------------------------------------------------------------------------------------------------------------------------------------
Inception Date                01/31/97
------------------------------------------------------------------------------------------------------------------------------------
Inception Date Unit Value    15.522600
------------------------------------------------------------------------------------------------------------------------------------
                  12/31/97   17.632200
------------------------------------------------------------------------------------------------------------------------------------
====================================================================================================================================